                    FIRST AMENDMENT TO STOCKHOLDER AGREEMENT


         This FIRST AMENDMENT TO STOCKHOLDER AGREEMENT, dated as of August 5, 1998 (this "Amendment"), is made and entered into by and among Capstar Radio Broadcasting Partners, Inc., a Delaware corporation ("Parent"), TBC Radio Acquisition Corp., a Delaware corporation and a direct wholly-owned subsidiary of Parent ("Sub"), Robert F.X. Sillerman (the "Stockholder"), and Triathlon Broadcasting Company, a Delaware corporation (the "Company"), and amends that certain Stockholder Agreement dated as of July 23, 1998 among the Stockholder, Parent, Sub and the Company (the "Agreement").

         WHEREAS, the parties wish to amend the Agreement in accordance with
Section 9(b) thereof (a) to replace Schedule A to the Agreement in its entirety with Schedule A attached hereto, and (b) to consent to the execution and delivery of a voting trust with respect to certain of the Stockholder's Shares of Class B Common Stock.

         NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. Schedule A attached hereto shall and hereby does replace in its entirety Schedule A to the Agreement.

         2. Parent hereby consents to the execution and delivery by the Stockholder of that certain Voting Trust Agreement dated the date hereof by and among Stockholder, Howard J. Tytel and Norman Feuer, as trustee, and the deposit thereunder of 136,852.06 Shares of the Stockholder's Class B Common Stock, as converted on the date hereof from such same number of Shares of the Stockholder's Class D Common Stock.

         3. The parties hereto agree that this Amendment complies with the terms of Section 9(b) of the Agreement.

                            [Signature page follows]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the date first written above.



                                            /s/ Robert F.X. Sillerman
                                            ------------------------------------
                                            Robert F. X. Sillerman

                                            CAPSTAR RADIO BROADCASTING PARTNERS,
                                            INC.


                                            By: /s/ Paul D. Stone
                                               ---------------------------------
                                                Paul D. Stone
                                                Vice President

                                            TBC RADIO ACQUISITION CORP.


                                            By: /s/ Paul D. Stone
                                               ---------------------------------
                                                Paul D. Stone
                                                Vice President


                                            TRIATHLON BROADCASTING COMPANY


                                            By: /s/ Norman Feuer
                                               ---------------------------------
                                            Name:  Norman Feuer
                                                 -------------------------------
                                            Title: President/CEO
                                                  ------------------------------

                                   SCHEDULE A                         SILLERMAN


PART I.  SHARES

                                         A                        B
                                     RECORD AND
                                 BENEFICIALLY OWNED      BENEFICIALLY OWNED(1)
                                 ------------------      ---------------------
Class A Common Stock                    - 0 -                    - 0 -

Class B Common Stock                    - 0 -             542,852.06(2)(3)(4)

Class C Common Stock                    - 0 -                    - 0 -

Class D Common Stock                    - 0 -                 680,000(2)

Series B Convertible
         Preferred Stock               404,200                   - 0 -

9% Mandatory Convertible
         Preferred Stock                - 0 -                    - 0 -

PART II.  DERIVATIVES

                                 NO. OF          CLASS OF          EXERCISE/
                                 SHARES           SHARES          BASE PRICE
                                 ------           ------          ----------
Warrants                          - 0 -            - 0 -             - 0 -

Options                          60,200       Class A Common         $5.50

SARs                              - 0 -            - 0 -             - 0 -

PART III.  INTEREST REQUIRING CONSENT (SS. 4(A)(II))(2)(3)(4)

-------------------
(1) Excluding the rights in shares described in Part II and shares of capital stock of the Company into which the shares described in Part I may be converted in accordance with the terms thereof.
(2) Mr. Sillerman transferred 1,000,000 shares of the Company's Class D Common Stock which he previously held of record to the Tomorrow Foundation, of which 320,000 shares have been converted by the Tomorrow Foundation into such same number of shares of the Company's Class B Common Stock. As such, Mr. Sillerman may be deemed to beneficially own such 320,000 shares of Class B Common Stock and the remaining 680,000 shares of the Company's Class D Common Stock held of record by the Tomorrow Foundation.
(3) 86,000 of the 542,852.06 shares of the Company's Class B Common Stock are subject to a voting trust agreement among Mr. Sillerman, Howard J. Tytel and Norman Feuer. Pursuant to such agreement, Mr. Feuer retains the right to vote such shares.
(4) 136,852.06 of the 542,852.06 shares of the Company's Class B Common Stock are subject to a voting trust agreement among Mr. Sillerman, Mr. Tytel and Mr. Feuer. Pursuant to such agreement, Mr. Feuer retains the right to vote such shares.